                                                                   EXHIBIT 10.29



SUBORDINATED PROMISSORY NOTE
$862,833.33                                             Date: March 16, 2000
Maturity Date: October 1, 2002

FOR VALUE RECEIVED, eGroups, Inc, a Delaware corporation (the "Borrower") hereby promises to pay to the order of Comdisco, Inc., a Delaware corporation (the "Lender"), at P.O. Box 91744, Chicago, IL 60693, or such other place of payment as the holder of this Subordinated Promissory Note (the "Note") may specify from time to time in writing, in lawful money of the United States of America, the principal amount of Eight Hundred, Sixty Two Thousand, Eight Hundred and Thirty Three and 33/100 Dollars ($862,833.33) together with interest at Eight and One Quarter percent (8.25%) per annum from the date of this Note to maturity of each installment on the principal hereof remaining from time to time unpaid, such amounts to be paid as follows: 1 monthly installment of interest only of $3,163.72 commencing April 1, 2000, followed by 18 monthly installments of interest only of $5,931.98 each, commencing May 1, 2000, and on the same day of each month thereafter to and including October 1, 2001, followed by twelve (12) equal monthly installments of principal and interest of $75,156.29 payable on the first day of each month thereafter to and including October 1, 2002, such latter installments to be applied first to accrued and unpaid interest and the balance to unpaid principal. Interest shall be computed on the basis of a year consisting of twelve months of thirty days each.

This Note is the Note referred to in, and is executed and delivered in connection with, that certain Subordinated Loan and Security Agreement dated October 8, 1999 by and between Borrower and Lender (as the same may from time to time be amended, modified or supplemented in accordance with its terms, the "Loan Agreement"), and is entitled to the benefit and security of the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), to which reference is made for a statement of all of the terms and conditions thereof. All terms defined in the Loan Agreement shall have the same definitions when used herein, unless otherwise defined herein.

THIS NOTE IS EXPRESSLY SUBJECT TO THE TERMS OF THAT CERTAIN SUBORDINATION AGREEMENT BY AND BETWEEN LENDER AND BORROWER FOR THE BENEFIT OF SENIOR CREDITOR. IN THE EVENT OF ANY CONTRADICTION OR INCONSISTENCY BETWEEN THIS NOTE AND THE SUBORDINATION AGREEMENT, THE TERMS OF THE SUBORDINATION AGREEMENT SHALL
CONTROL.

The Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest and any other notice as permitted under the UCC or any applicable law.

This Note has been negotiated and delivered to Lender and is payable in the State of Illinois, and shall not become effective until accepted by Lender in the State of Illinois. This Note shall be governed by and construed and enforced in accordance with, the laws of the State of Illinois, excluding any conflicts of law rules or principles that would cause the application of the laws of any other jurisdiction.

BORROWER:

EGROUPS, INC.

Signature:
Print Name:
Title:

eGroups, Inc.

Prepared by Nancy Talarski
Loan Amount:                            862,833.33
Interest Rate                                8.250%
Payment                                  75,156.29

Payment No.           Date        Principal      Interest       Payment         Balance
                    03/16/00                                                   862,833.33
1                   04/01/00           0.00       3,163.72       3,163.72      862,833.33
2                   05/01/00           0.00       5,931.98       5,931.98      862,833.33
3                   06/01/00           0.00       5,931.98       5,931.98      862,833.33
4                   07/01/00           0.00       5,931.98       5,931.98      862,833.33
5                   08/01/00           0.00       5,931.98       5,931.98      862,833.33
6                   09/01/00           0.00       5,931.98       5,931.98      862,833.33
7                   10/01/00           0.00       5,931.98       5,931.98      862,833.33
8                   11/01/00           0.00       5,931.98       5,931.98      862,833.33
9                   12/01/00           0.00       5,931.98       5,931.98      862,833.33
10                  01/01/01           0.00       5,931.98       5,931.98      862,833.33
11                  02/01/01           0.00       5,931.98       5,931.98      862,833.33
12                  03/01/01           0.00       5,931.98       5,931.98      862,833.33
13                  04/01/01           0.00       5,931.98       5,931.98      862,833.33
14                  05/01/01           0.00       5,931.98       5,931.98      862,833.33
15                  06/01/01           0.00       5,931.98       5,931.98      862,833.33
16                  07/01/01           0.00       5,931.98       5,931.98      862,833.33
17                  08/01/01           0.00       5,931.98       5,931.98      862,833.33
18                  09/01/01           0.00       5,931.98       5,931.98      862,833.33
19                  10/01/01           0.00       5,931.98       5,931.98      862,833.33
20                  11/01/01      69,224.31       5,931.98      75,156.29      793,609.02
21                  12/01/01      69,700.23       5,456.06      75,156.29      723,908.79
22                  01/01/02      70,179.42       4,976.87      75,156.29      653,729.38
23                  02/01/02      70,661.90       4,494.39      75,156.29      583,067.48
24                  03/01/02      71,147.70       4,008.59      75,156.29      511,919.78
25                  04/01/02      71,636.84       3,519.45      75,156.29      440,282.94
26                  05/01/02      72,129.34       3,026.95      75,156.29      368,153.59
27                  06/01/02      72,625.23       2,531.06      75,156.29      295,528.36
28                  07/01/02      73,124.53       2,031.76      75,156.29      222,403.83
29                  08/01/02      73,627.26       1,529.03      75,156.29      148,776.57
30                  09/01/02      74,133.45       1,022.84      75,156.29       74,643.12
31                  10/01/02      74,643.12         513.17      75,156.29            0.00

EGROUPS
CONVERT SCHEDULE
PREPARED:                                3/15/00
INTEREST THRU                            3/15/00
Principal Balance:                  4,000,000.00

Interest Started Accruing    CONVERT DATE    # of Days    Int Rate    Interest Due    Per Diem
     3/1/00                     3/15/00         14         8.250%     $ 12,833.33      $916.67

24 MOS. OF INTEREST ONLY
PAID INTEREST THRU 2/29/00

ORIGINAL NOTE              $  4,000,000.00
CONVERT AMOUNT             $ (3,150,000.00)
REMAINING PRINCIPAL        $    850,000.00
INTEREST THRU 3/15/00      $     12,833.33
REMAINING NOTE             $    862,833.33